Exhibit 10.4

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN)

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of January 21, 2022, by and among AZIYO BIOLOGICS, INC., a Delaware corporation (“Aziyo”), AZIYO MED, LLC, a Delaware limited liability company (“Aziyo Med”, and Aziyo Med, together with Aziyo, each individually, a “Borrower” and collectively, the “Borrowers”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Amended and Restated Credit and Security Agreement (Term Loan), dated as of July 15, 2019 (as amended by that certain Amendment No. 1 to Amended and Restated Credit and Security Agreement (Term Loan), dated as of September 26, 2020 and as further amended, modified, supplemented and restated prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Borrowers have requested, and Agent and Lenders constituting at least the Required Lenders have agreed, to amend certain provisions of the Existing Credit Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders and Borrowers hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Amendments to Existing Credit Agreement.  Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order therein:

““Second Amendment” means that certain Amendment No. 2 to Amended and Rested Credit and Security Agreement (Term Loan), dated as of January 21, 2022, among the Borrowers, Agent and Lenders party thereto.”

““Second Amendment Effective Date” means the date on which all of the conditions in Section 4 of the Second Amendment have been satisfied in accordance with the terms thereof, which is January 21, 2022.”

(b)Section 2.2(i) of the Existing Credit Agreement is hereby deleted and replaced in its entirety with:

“(i)Prepayment Fee. If any advance under the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrowers, by reason of the occurrence of an Event of Default or the acceleration of the Term Loan, or otherwise), or if the Term Loan shall become accelerated and due and payable in full, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Term Loan advances, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection.  The Prepayment Fee in respect of  each of Term Loan Tranche 1, Term Loan Tranche 2 or Term Loan Tranche 3 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount:  (x) three percent (3.0%) for the first year following the Second Amendment Effective Date and (y) two percent (2.0%) thereafter.  The Prepayment Fee in respect of Term Loan Tranche 4 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount:  (x) three percent (3.0%) for the first year following the Second Amendment Effective Date and (y) two percent (2.0%) thereafter.  The Prepayment Fee in respect of Term Loan Tranche 5 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount:  (x) three percent (3.0%) for the first year following the Second Amendment Effective Date and (y) two percent (2.0%) thereafter.  The Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (ii) (relating to payments exceeding the Maximum Lawful Rate). All fees payable pursuant to this paragraph shall be deemed fully earned and non-refundable as of the Closing Date.”

(c)Schedule 6.1 to the Existing Credit Agreement is hereby deleted and replaced in its entirety with Schedule 6.1 attached hereto as Exhibit A.

3.Representations and Warranties; Reaffirmation of Security Interest.

(a)Each Borrower hereby confirms that, except as otherwise provided on Schedule 1 hereto with respect to (a) the representation set forth in the first sentence of Section 3.6 of the Credit Agreement and (b) the representation in Section 3.25(h) of the Credit Agreement, each of the representations and warranties set forth in the Credit Agreement is true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty).  All information set forth in the Schedules to the Credit Agreement is true, accurate and complete in all material respects as of the date of delivery of the last Compliance Certificate except to the extent that any such Schedule relates to the Closing Date only in which case such Schedule shall be true and correct in all material respects as of the Closing Date.

(b)Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and that all Collateral remains free and clear of any Liens, other than Permitted Liens.  Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.  Each Borrower acknowledges and agrees that the Credit

Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived in writing by the Agent and the Lenders), as determined by Agent in its sole discretion:

(a)Borrowers and the Required Lenders shall each have delivered to Agent this Agreement, executed by an authorized officer of each such Person;

(b)Agent shall have received a fully executed copy of Amendment No. 2 to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of the date hereof, by and among Borrowers, Agent and the Lenders constituting at least the Required Lenders (as each term is defined in the Affiliated Credit Agreement), executed by an authorized officer of each party thereto;

(c)all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(d)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and

(e)Borrowers shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request in connection with this Agreement.

5.Release.  In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly) based in whole or in part on facts, whether or not now known, existing on or before the date hereof.  Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.

6.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

7.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

8.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement.  Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(d)EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.  EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

(e)EACH BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR

PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(f)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(g)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(h)Entire Agreement.This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(i)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(j)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	_/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDER:	ELM 2020-3 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

	By:	_/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

LENDER:	ELM 2020-4 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

	By:	_/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

BORROWERS:	AZIYO BIOLOGICS, INC.

	By:	/s/ Jeffrey Hamet
	Name:	Jeffrey Hamet
	Title:	Treasurer

AZIYO MED, LLC

	By:	/s/ Jeffrey Hamet
	Name:	Jeffrey Hamet
	Title:	Treasurer

EXHIBIT A

Schedule 6.1 – Minimum Net Product Revenue

Defined Period Ending	Minimum Net Product Revenue Amount
June 30, 2019	$25,300,000
July 31, 2019	$25,400,000
August 31, 2019	$25,500,000
September 30, 2019	$26,100,000
October 31, 2019	$26,200,000
November 30, 2019	$26,400,000
December 31, 2019	$28,500,000
January 31, 2020	$28,800,000
February 29, 2020	$29,000,000
March 31, 2020	$29,200,000
April 30, 2020	$29,500,000
May 31, 2020	$30,200,000
June 30, 2020	$30,700,000
July 31, 2020	$31,200,000
August 31, 2020	$31,900,000
September 30, 2020	$32,500,000
October 31, 2020	$33,800,000
November 30, 2020	$34,500,000
December 31, 2020	$35,000,000
January 31, 2021	$35,500,000
February 28, 2021	$35,700,000
March 31, 2021	$36,000,000
April 30, 2021	$36,500,000
May 31, 2021	$37,100,000
June 30, 2021	$37,600,000
July 31, 2021	$37,900,000
August 31, 2021	$38,200,000
September 30, 2021	$38,500,000
October 31, 2021	$38,600,000
November 30, 2021	$38,800,000
December 31, 2021	$40,000,000
January 31, 2022	$36,000,000
February 28, 2022	$36,000,000
March 31, 2022	$36,000,000
April 30, 2022	$35,666,667
May 31, 2022	$35,333,333

June 30, 2022	$35,000,000
July 31, 2022	$35,000,000
August 31, 2022	$35,000,000
September 30, 2022	$35,000,000
October 31, 2022	$35,000,000
November 30, 2022	$35,000,000
December 31, 2022	$35,000,000
January 31, 2023	$36,000,000
February 28, 2023	$36,500,000
March 31, 2023	$37,000,000
April 30, 2023	$38,666,667
May 31, 2023	$39,333,333
June 30, 2023	$40,000,000
July 31, 2023	$41,333,333
August 31, 2023	$42,666,667
September 30, 2023	$44,000,000
October 31, 2023	$44,666,667
November 30, 2023	$45,333,333
December 31, 2023	$46,000,000
January 31, 2024	$46,166,667
February 29, 2024	$46,333,333
March 31, 2024	$46,500,000
April 30, 2024	$46,666,667
May 31, 2024	$46,833,333
June 30, 2024	$47,000,000

SCHEDULE 1

Aziyo issued a voluntary recall on June 2, 2021 pertaining to a single donor lot of FiberCel Fiber Viable Bone Matrix after learning of post-surgical infections reported in several patients treated with the product, including some patients that tested positive for tuberculosis. Between June 21, 2021 and January 20, 2022, approximately forty-one lawsuits in Indiana, Delaware, Florida, Maryland, Colorado, Michigan, Ohio, and North Carolina have been filed against Aziyo Biologics Inc., certain Medtronic entities, and others alleging that the plaintiffs contracted tuberculosis and/or suffered substantial symptoms and complications following the implantation of FiberCel during spinal fusion operations. In addition to the above, there have been approximately forty-two claims related to the FiberCel recall, which have not yet resulted in a lawsuit.